UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

811-03074
(Investment Company Act file number)

Northeast Investors Growth Fund
(Exact name of registrant as specified in charter)

100 High Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)

(617) 523-3588
(Registrant's telephone number, including area code)

Robert Kane
100 High Street
Boston, MA 02110
(Name and address of agent for service)

December 31
Date of fiscal year end

January 1, 2016 - December 31, 2016
Date of reporting period

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

Northeast
Investors Growth Fund

ANNUAL REPORT
DECEMBER 31, 2016

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Additional Information	24
Trustees & Officers	25

Northeast Investors Growth Fund	Shareholder Letter

Dear Fellow Shareholders:

It is with deep sadness that we announce the death of our dear friend and firm President, William A. Oates, Jr., on February 14th. Billy served as President of Northeast Management & Research, Inc. as well as President and portfolio manager of Northeast Investors Growth Fund since the Fund’s inception in 1980. His long and courageous battle with multiple myeloma only began to deter his routine in the past two months, and was unknown to many around him until very recently. Billy’s interests were varied and many, and he gave back in service to former schools and local organizations. He leaves behind his wife of 48 years, three daughters and six grandchildren. We are all fortunate to have known Billy.

Turning to our annual summary, historical levels of volatility returned to equity markets in 2016 after multiple years of linear positive performance. January was the worst beginning month on record and domestic large cap equities were down 12% until mid‐February. Uncertain Federal Reserve rate projections, Chinese currency devaluation and collapsing oil prices spiked demand for safe haven assets amid growing global recession fears. Strong equity correlations began to fade as sector divergence grew. While equities recovered swiftly on the back of corrective actions for commodity prices and increased transparency on global currency management, 2016 soon became known as the year populism took over.

Pollsters and strategists missed their marks on both the United Kingdom’s vote to leave the European Union and on our own U.S. presidential election. Beyond just the result of the votes, the market reactions after each were even further than predicted.  While the pound declined meaningfully, developed equities recovered from a brief setback after Brexit and marched higher upon Donald Trump’s surprise victory. The strong finish to the year for U.S. equities propelled the benchmarks to new record highs. Though better than many of our peer funds and closer in line to the large cap growth index, the Northeast Investors Growth Fund gained +4.39% compared to the benchmark S&P 500 +11.96%.

With interest rates moving sharply lower in the first half of the year, higher‐yielding names and sectors like Utilities, Telecom and Real Estate saw heavy buying. A reassessment of higher beta growth stocks also took hold as prior year winners in Information Technology and Health Care sold off. The sharp rebound in energy prices and later interest rates hurt our Fund being underweight in the Energy and Financials areas. Underperformance was due to both sector allocation and individual security selection.

Our biggest individual detractors occurred in the Health Care sector where we maintained an overweight allocation throughout the year. Biotechs Alkermes (down 50% before sold) and Bristol Myers (down 14% for year) both had late stage drug trial failures and declined sharply, while Gilead (‐28%) is “a product of its own success” as it faces a shrinking Hepatitis C population due to its proprietary cure. Longtime Fund winner CVS (‐18%) was not immune to the broad health care struggles surrounding the drug  pricing pressures directed toward all involved parties.   There seemed to be temporary relief of this rhetoric upon Hillary Clinton’s defeat, but it now looks as though President Trump is targeting the same.

Outside of Health Care, other Fund holdings such as Manhattan Associates (‐20%) and Nike (‐18%) reversed very strong 2015 performances. While the economy showed further improvement across the labor market and wages last year, broad retail did not benefit as expected to the detriment of both companies. Lastly, while not negative on the year, numerous outsize Fund positions were flat on the year holding back our relative comparison. Growing fear around subscriber losses and reduced ESPN profitability tempered Walt Disney (+1%). And both Alphabet (+2%) and Visa (+1%) did not participate in the third quarter tech rally, but we remain optimistic around each’s long-term prospects.

Annual Report | December 31, 2016	1

Northeast Investors Growth Fund	Shareholder Letter

Though relatively underweight to the sector, we received our best performance from our Financials names. First Republic (+41%), Goldman Sachs (+35%), JP Morgan (+35%) and Bank of America (+33%) all rallied sharply beginning late summer as interest rates moved materially higher amid improved growth metrics and business confidence. The presidential election result, whereby investors bet the president‐elect would roll back financial regulations enacted after the recent recession, spurred these companies even further.   Union Pacific (+36%) made up much of what was lost in a terrible 2015 as rails and transportation stocks benefitted from renewed growth and talk of a potential stimulus package. And Akamai (+27%) continues to fend off competition and decreasing content delivery prices through its growing security and performance analytics segments.

Perhaps the only thing that can be said for certain this year is there is a lot more uncertainty. A Federal Reserve intent on hiking rates further, a novice presidential administration ushering in a new way of doing business in Washington, potential corporate tax reform and major elections in Europe later this year are just a few of the topics that will likely dominate investors’ focus throughout 2017. The good news is the recent market volatility has provided more attractive price dislocations among both current and potential Fund holdings, so we remain nimble to capitalize where possible.   Our own economy and labor  market appear on strong enough footing to withstand any temporary gyrations caused by these macro events.

As always, we welcome and encourage you to contact us with any questions, concerns or comments. Please call us directly at 617‐523‐3588 or visit our website, www.northeastinvestorsgrowthfund.com, where you can view the Fund’s closing price, composition, and historical performance. If you follow your investments online, the ticker symbol for the Fund is NTHFX.

Those of us to whom Billy entrusted the Fund’s management are deeply saddened by this loss but will endeavor to manage the Fund with the same level of enthusiasm and attentiveness as he did. Our lines of communication are always open to our most important partners – you our fellow shareholders. We continue to appreciate your support.

Nancy M. Mulligan
February, 2017

2	www.northeastinvestorsgrowthfund.com

Northeast Investors Growth Fund	Portfolio Update

December 31, 2016 (Unaudited)

Average Annual Total Return (For the Period Ended December 31, 2016)

	1 Year	5 Year	10 Year	Expense Ratio
Northeast Investors Growth Fund	4.39%*	10.26%	4.14%	1.30%**
S&P 500® Total Return Index	11.96%	14.66%	6.95%

*
Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

**	As stated in the Fund’s most recent prospectus.

Performance Graph
The following graph compares the cumulative total shareholder return on the Northeast Investors Growth Fund shares to the cumulative total return on the S&P 500® Total Return Index, assuming an investment of $10,000 in both at their closing prices on December 31, 2006 and reinvestment of dividends and capital gains. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Keep in mind that past performance does not guarantee future returns, and an investment in the Fund is not guaranteed. For management’s discussion of the Fund’s performance for the year ended December  31,  2016,  including  strategies  and   market  conditions  which  influenced  such performance, see the Shareholder Letter.

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Northeast Investors Growth Fund	$11,390	$6,651	$8,582	$9,988	$9,205	$10,348	$13,050	$13,763	$14,371	$15,001
S&P 500® Total Return Index	$10,549	$6,646	$8,405	$9,671	$9,876	$11,456	$15,166	$17,243	$17,481	$19,572

Annual Report | December 31, 2016	3

Northeast Investors Growth Fund	Portfolio Update

December 31, 2016 (Unaudited)

Returns and Per Share Data

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Net Asset Value	20.19	11.74	15.15	17.60	16.22	16.67	17.26	16.58	15.30	15.10*
Dividend Dist.	0.04	0.05	0.00	0.03	0.00	0.10	0.08	0.00	0.04	0.04
Capital Gains Dist.	2.60	0.00	0.00	0.00	0.00	1.47	3.60	1.64	1.98	0.84
Northeast Investors Growth Fund Return (%)	13.90	‐41.61	29.05	16.38	‐7.84	12.42	26.11	5.47	4.41	4.39
S&P 500® Total Return Index (%)	5.49	‐37.00	26.46	15.06	2.11	16.00	32.39	13.69	1.38	11.96

*
Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

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Northeast Investors Growth Fund	Portfolio Update

December 31, 2016 (Unaudited)

Ten Largest Investment Holdings

	Market Value	Percent of Net Assets
Alphabet, Inc., Class A	$2,852,820	5.49%
Facebook, Inc., Class A	2,427,555	4.67%
Amazon.com, Inc.	2,324,597	4.48%
Apple, Inc.	2,200,580	4.24%
Goldman Sachs Group, Inc.	1,963,490	3.78%
Microsoft Corp.	1,628,068	3.14%
Honeywell International, Inc.	1,610,315	3.10%
Exxon Mobil Corp.	1,606,628	3.09%
Visa, Inc., Class A	1,560,400	3.00%
Celgene Corp.	1,389,000	2.67%

Summary of Sector Weightings as a Percentage of Net Assets

Percent of Net Assets
Financial	22.09%
Consumer, Non‐Cyclical	19.75%
Communications	19.03%
Industrial	12.09%
Technology	11.06%
Consumer, Cyclical	8.90%
Energy	6.70%
Cash, Cash Equivalents, & Other Net Assets	0.38%
Total	100.00%

Annual Report | December 31, 2016	5

Northeast Investors Growth Fund	Portfolio Update

December 31, 2016 (Unaudited)

Summary of Net Assets by Industry

	Market Value	Percent of Net Assets
Common Stocks
Aerospace/Defense	$920,808	1.77%
Apparel	630,292	1.21%
Banks	6,650,194	12.81%
Beverages	868,429	1.67%
Biotechnology	2,363,509	4.55%
Computers	3,030,396	5.84%
Cosmetics/Personal Care	958,512	1.85%
Diversified Financial Services	2,839,353	5.47%
Electronics	1,610,315	3.10%
Food	817,889	1.58%
Healthcare‐Products	606,730	1.17%
Household Products/Wares	792,132	1.53%
Insurance	977,880	1.88%
Internet	7,604,972	14.64%
Media	969,246	1.87%
Miscellaneous Manufacturing	2,650,058	5.10%
Oil & Gas	2,890,361	5.56%
Oil & Gas Services	293,825	0.57%
Pharmaceuticals	3,843,690	7.40%
Pipelines	298,224	0.57%
Real Estate Investment Trusts	1,003,960	1.93%
Retail	3,992,796	7.69%
Semiconductors	470,448	0.91%
Software	2,237,913	4.31%
Telecommunications	1,309,018	2.52%
Transportation	1,099,008	2.12%
Total Common Stocks	51,729,957	99.62%
Other Assets in Excess of Liabilities	199,367	0.38%
Total Net Assets	51,929,324	100.00%

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Northeast Investors Growth Fund	Disclosure of Fund Expenses

December 31, 2016 (Unaudited)

As a shareholder of the Northeast Investors Growth Fund (the “Fund”), you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2016 and held until December 31, 2016.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Net Expense Ratios	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period(a)
Northeast Investors Growth Fund
Actual Return	1.45%	$1,000.00	$1,054.90	$7.49
Hypothetical Return (5% return before expenses)	1.45%	$1,000.00	$1,017.85	$7.35

(a)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.

Annual Report | December 31, 2016	7

Northeast Investors Growth Fund	Schedule of Investments

December 31, 2016

Description	Shares	$ Value
COMMON STOCKS ‐ 99.62%

Communications ‐ 19.03%

Internet ‐ 14.64%
Alphabet, Inc., Class A(a)	3,600	$2,852,820
Amazon.com, Inc.(a)	3,100	2,324,597
Facebook, Inc., Class A(a)	21,100	2,427,555
		7,604,972
Media ‐ 1.87%
Walt Disney Co.	9,300	969,246

Telecommunications ‐ 2.52%
AT&T, Inc.	17,600	748,528
Verizon Communications, Inc.	10,500	560,490
		1,309,018
Total Communications		9,883,236

Consumer, Cyclical ‐ 8.90%

Apparel ‐ 1.21%
NIKE, Inc., Class B	12,400	630,292

Retail ‐ 7.69%
Costco Wholesale Corp.	6,300	1,008,693
CVS Health Corp.	10,500	828,555
Lowe's Cos., Inc.	14,200	1,009,904
McDonald's Corp.	3,300	401,676
Starbucks Corp.	13,400	743,968
		3,992,796
Total Consumer, Cyclical		4,623,088

Consumer, Non‐Cyclical ‐ 19.75%

Beverages ‐ 1.67%
PepsiCo, Inc.	8,300	868,429

Biotechnology ‐ 4.55%
Amgen, Inc.	2,600	380,146
Celgene Corp.(a)	12,000	1,389,000
Gilead Sciences, Inc.	8,300	594,363
		2,363,509
Cosmetics/Personal Care ‐ 1.85%
Procter & Gamble Co.	11,400	958,512

See accompanying notes which are an integral part of these financial statements.

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Northeast Investors Growth Fund	Schedule of Investments

December 31, 2016

Description	Shares	$ Value
Consumer, Non‐Cyclical ‐ 19.75% (continued)

Food ‐ 1.58%
Mondelez International, Inc., Class A	18,450	$817,888

Healthcare‐Products ‐ 1.17%
Thermo Fisher Scientific, Inc.	4,300	606,730

Household Products/Wares ‐ 1.53%
Clorox Co.	6,600	792,132

Pharmaceuticals ‐ 7.40%
Bristol‐Myers Squibb Co.	21,100	1,233,084
Johnson & Johnson	11,640	1,341,044
Merck & Co., Inc.	11,800	694,666
Pfizer, Inc.	17,700	574,896
		3,843,690
Total Consumer, Non‐Cyclical		10,250,890

Energy ‐ 6.70%

Oil & Gas ‐ 5.56%
Chevron Corp.	8,000	941,600
Exxon Mobil Corp.	17,800	1,606,628
Pioneer Natural Resources Co.	1,900	342,133
		2,890,361
Oil & Gas Services ‐ 0.57%
Schlumberger Ltd.	3,500	293,825

Pipelines ‐ 0.57%
Kinder Morgan, Inc.	14,400	298,224

Total Energy		3,482,410

Financial ‐ 22.09%

Banks ‐ 12.81%
Bank of America Corp.	34,500	762,450
Citigroup, Inc.	9,400	558,642
First Republic Bank	11,900	1,096,466
Goldman Sachs Group, Inc.	8,200	1,963,490
JPMorgan Chase & Co.	13,300	1,147,657
Wells Fargo & Co.	20,350	1,121,489
		6,650,194

See accompanying notes which are an integral part of these financial statements.

Annual Report | December 31, 2016	9

Northeast Investors Growth Fund	Schedule of Investments

December 31, 2016

Description	Shares	$ Value
Financial ‐ 22.09% (continued)

Diversified Financial Services ‐ 5.47%
BlackRock, Inc.	1,950	$742,053
MasterCard, Inc., Class A	5,200	536,900
Visa, Inc., Class A	20,000	1,560,400
		2,839,353
Insurance ‐ 1.88%
Berkshire Hathaway, Inc., Class B(a)	6,000	977,880

Real Estate Investment Trusts ‐ 1.93%
American Tower Corp.	9,500	1,003,960

Total Financial		11,471,387

Industrial ‐ 12.09%

Aerospace/Defense ‐ 1.77%
United Technologies Corp.	8,400	920,808

Electronics ‐ 3.10%
Honeywell International, Inc.	13,900	1,610,315

Miscellaneous Manufacturing ‐ 5.10%
3M Co.	5,800	1,035,706
Danaher Corp.	5,800	451,472
General Electric Co.	36,800	1,162,880
		2,650,058
Transportation ‐ 2.12%
Union Pacific Corp.	10,600	1,099,008

Total Industrial		6,280,189

Technology ‐ 11.06%

Computers ‐ 5.84%
Accenture PLC, Class A	3,400	398,242
Apple, Inc.	19,000	2,200,580
International Business Machines Corp.	2,600	431,574
		3,030,396
Semiconductors ‐ 0.91%
NXP Semiconductors N.V.(a)	4,800	470,448

Software ‐ 4.31%
Manhattan Associates, Inc.(a)	11,500	609,845

See accompanying notes which are an integral part of these financial statements.

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Northeast Investors Growth Fund	Schedule of Investments

December 31, 2016

Description	Shares	$ Value
Technology ‐ 11.06% (continued)

Software ‐ 4.31% (continued)
Microsoft Corp.	26,200	$1,628,068
		2,237,913
Total Technology		5,738,757

Total Common Stocks (Cost $39,344,799)		51,729,957

Total Investments ‐ 99.62% (Cost $39,344,799)		51,729,957

Other Assets in Excess of Liabilities ‐ 0.38%		199,367

Total Net Assets ‐ 100.00%		$51,929,324

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.

See accompanying notes which are an integral part of these financial statements.

Annual Report | December 31, 2016	11

Northeast Investors Growth Fund	Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments, at market value (Cost $39,344,799)	$51,729,957
Cash	289,872
Dividends receivable	49,409
Receivable for shares sold	50
Other assets	8,698
Total Assets	52,077,986

LIABILITIES:
Accrued audit and tax expense	51,650
Accrued investment advisory fee	30,710
Payable for shares redeemed	22,496
Accrued administration fees	9,136
Accrued printing fees	5,746
Accrued legal fees	4,807
Accrued insurance	3,854
Accrued other expenses	20,263
Total Liabilities	148,662
NET ASSETS	$51,929,324

NET ASSETS CONSISTS OF:
Paid‐in capital	$39,460,887
Accumulated net realized gain	83,279
Net unrealized appreciation	12,385,158
NET ASSETS	$51,929,324

Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,441,358
Net Asset Value, offering and redemption price per share	$15.09

See accompanying notes which are an integral part of these financial statements.

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Northeast Investors Growth Fund	Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$897,412
Total Investment Income	897,412

EXPENSES:
Investment advisory fee (Note D)	367,581
Administrative fees (Note C)	103,254
Transfer agent fees (Note C)	94,284
Audit and tax fees	51,908
Legal fees	35,251
Registration and filing fees	31,537
Trustee fees	30,000
Insurance	19,353
Printing fees	10,731
Custodian fees	9,124
Miscellaneous fees	11,939
Total Expenses	764,962
Net Investment Income	132,450

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	2,331,899
Net change in unrealized depreciation on investments	(333,915)
Net Gain on Investments	1,997,984
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,130,434

See accompanying notes which are an integral part of these financial statements.

Annual Report | December 31, 2016	13

Northeast Investors Growth Fund	Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$132,450	$136,308
Net realized gain	2,331,899	7,504,907
Net change in unrealized depreciation	(333,915)	(4,754,826)
Net Increase in Net Assets Resulting from Operations	2,130,434	2,886,389

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(126,228)	(140,797)
From net realized gains on investments	(2,782,423)	(6,728,832)
Net Decrease in Net Assets from Distributions	(2,908,651)	(6,869,629)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,549,903	2,446,581
Reinvestment of distributions	2,635,048	6,090,965
Cost of shares redeemed	(9,070,418)	(12,942,348)
Net Decrease in Net Assets from Fund Share Transactions	(4,885,467)	(4,404,802)

Net Decrease in Net Assets	(5,663,684)	(8,388,042)

NET ASSETS:
Beginning of year	57,593,008	65,981,050
End of year*	$51,929,324	$57,593,008
*Includes accumulated undistributed net investment income:	$–	$–

See accompanying notes which are an integral part of these financial statements.

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Northeast Investors Growth Fund

NET ASSET VALUE, BEGINNING OF year
INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
From net realized gains
Total Distributions

NET ASSET VALUE, END OF year

TOTAL RETURN(b)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of year (in 000s)
Ratio to average daily net assets:
Expenses
Net investment income/(loss)
PORTFOLIO TURNOVER RATE

(a)	Average share method used to calculate per share data.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

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Financial Highlights

For a share outstanding through the years presented

Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
$15.30	$16.58	$17.26	$16.67	$16.22

0.04	0.04	(0.05)	0.04	0.08
0.63	0.70	1.01	4.23	1.94
0.67	0.74	0.96	4.27	2.02

(0.04)	(0.04)	–	(0.08)	(0.10)
(0.84)	(1.98)	(1.64)	(3.60)	(1.47)
(0.88)	(2.02)	(1.64)	(3.68)	(1.57)

$15.09	$15.30	$16.58	$17.26	$16.67

4.32%	4.41%	5.47%	26.11%	12.42%

$51,929	$57,593	$65,981	$76,054	$73,016

1.43%	1.30%	1.25%	1.23%	1.38%
0.25%	0.22%	(0.29)%	0.22%	0.44%
20%	28%	58%	82%	36%

Annual Report | December 31, 2016	17

Northeast Investors Growth Fund	Notes to Financial Statements

December 31, 2016

NOTE A–ORGANIZATION

Northeast Investors Growth Fund (the “Fund”) is a diversified, no‐load, open‐end, series‐type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

The Fund’s objective is to produce long‐term capital appreciation for its shareholders. The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well‐known companies which it believes to have strong management, solid financial fundamentals and which are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

NOTE B–SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company for financial reporting purposes under accounting principles generally accepted in the United States of America (“U.S. GAAP”). Significant accounting policies of the Fund, which are in conformity with U.S. GAAP are as follows:

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges or last sales price. Securities traded in the over‐the‐counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Other short‐term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.

Securities and other assets for which market quotations are not readily available or are deemed unreliable (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to determine fair value of securities may include, but are not limited to, contractual restrictions, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker‐dealers and/or pricing services and information obtained from analysts. The Fund may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. EST. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. At December 31, 2016, there were no securities priced at fair value as determined in good faith.

Investment Transactions: Investment transactions are accounted for as of trade date. Realized gains and losses on investment transactions are determined on the identified cost basis.

18	www.northeastinvestorsgrowthfund.com

Northeast Investors Growth Fund	Notes to Financial Statements

December 31, 2016

Investment Income: Interest income is recognized on an accrual basis. Dividend income is recorded on the ex‐dividend date, net of applicable withholding taxes.

Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code of 1986, as amended, and its policy is to distribute substantially all of its taxable income, including net realized capital gains, within the prescribed time periods.

As of December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for tax years 2013 through 2016.

Dividends and Distributions to Shareholders: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid‐in capital. The Fund’s distributions and dividend income are recorded on the ex‐dividend date.

Indemnification: In the normal course of business, the Fund may enter into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Concentration of Credit Risk: The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Subsequent Events: In accordance with U.S. GAAP, management has evaluated subsequent events through the date these financial statements were issued. All subsequent events determined to be relevant and material to these financial statements as a whole have been accordingly disclosed.

NOTE C–FUND ADMINISTRATION, ACCOUNTING, TRANSFER AGENCY, SHAREHOLDER SERVICING AND OTHER AGREEMENTS

ALPS Fund Services, Inc. (“ALPS”) serves as Fund administrator for which it is compensated by the Fund. ALPS also serves as fund accountant, transfer agent and shareholder servicing agent. ALPS carries out all functions related to the maintenance of shareholder accounts, acquisition and redemption of shares and mailings to shareholders. ALPS also determines the Fund’s Net Asset Value.

Union Bank serves as custodian of portfolio securities and other assets.

Annual Report | December 31, 2016	19

Northeast Investors Growth Fund	Notes to Financial Statements

December 31, 2016

NOTE D–INVESTMENT ADVISORY AND SERVICE CONTRACT

Northeast Management & Research Company, Inc. (“NMR”) provides the Fund with the services of a Chief Compliance Officer and anti‐money laundering officer. The Fund has an investment advisory and service contract with NMR (the “Advisor”). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1.00% of the first $10,000,000 of the Fund’s average daily net assets, 3/4 of 1.00% of the next $20,000,000 and 1/2 of 1.00% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment.

Under the Fund’s Investment Advisory Agreement (the “Agreement”), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund’s organization. Compensation to officers of the Fund or Advisor for services rendered to the Fund or to the Advisor are paid by the Advisor. Messrs. John C. Emery, Michael Baldwin, and F. Washington Jarvis, the Fund's disinterested Trustees, are not officers or directors of the Advisor. The compensation of all disinterested Trustees of the Fund is borne by the Fund.

The Independent Trustees receive a quarterly retainer of $2,500. The Independent Trustees are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings and for meeting‐related expenses.

NOTE E–PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments, other than short‐term securities, aggregated $10,426,468 and $17,508,094, respectively, for the year ended December 31, 2016.

NOTE F–FUND SHARE TRANSACTIONS

Transactions in shares of beneficial interest for the periods ended were as follows:

	12/31/2016	12/31/2015
Shares sold	102,834	140,977
Shares reinvested	172,677	396,032
Shares redeemed	(599,499)	(753,248)
Net decrease in shares outstanding	(323,988)	(216,239)

NOTE G–TAX BASIS INFORMATION

For the year ended December 31, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid‐in Capital	$216,868
Accumulated Net Investment Income	(6,222)
Accumulated Net Realized Gain on Investments	(210,646)

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Northeast Investors Growth Fund	Notes to Financial Statements

December 31, 2016

The tax character of distributions paid for the years ended December 31, 2016 and December 31, 2015 were as follows:

Distributions Paid From:	2016
Ordinary Income	$126,228
Long Term Capital Gains	2,782,423
Total	$2,908,651

Distributions Paid From:	2015
Ordinary Income	$136,308
Long Term Capital Gains	6,733,321
Total	$6,869,629

As of December 31, 2016 the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain on investments	$134,941
Net unrealized appreciation on investments	12,333,496
Total accumulated earnings ‐ net	$12,468,437

At December 31, 2016 the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Cost of investments for income tax purposes	$39,396,461
Aggregate gross appreciation	$12,504,804
Aggregate gross depreciation	(171,308)
Net unrealized appreciation	$12,333,496

NOTE H–FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 (“ASC 820”), “Fair Value Measurements and Disclosures” established  a  fair  value  hierarchy  that  distinguishes  between  market  data  obtained  from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The various inputs that may be used to determine  the  value  of  the  Fund’s  investments  are  summarized  in  the  following  fair  value hierarchy:

Level 1 ‐	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 ‐
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets  or  input  other  than  quoted  prices  that  are  observable  (either  directly  or indirectly) for substantially the full term of the asset or liability; and

Level 3 ‐
Significant  unobservable  prices  or  inputs  (including  a  Fund’s  own  assumptions  in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | December 31, 2016	21

Northeast Investors Growth Fund	Notes to Financial Statements

December 31, 2016

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2016, maximized the use of observable inputs and minimized the use of unobservable inputs.

The following table summarizes the Fund’s investments as of December 31, 2016, based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total
Common Stocks	$51,729,957	$–	$–	$51,729,957
TOTAL	$51,729,957	$–	$–	$51,729,957

For the year ended December 31, 2016, there have been no significant changes to the Fund’s fair value methodologies. Additionally, there were no transfers into or out of assigned levels during the year ended December 31, 2016. It is the Fund’s policy to recognize transfers at the end of the reporting period.

For the year ended December 31, 2016, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value.

NOTE I–NEW ACCOUNTING GUIDANCE

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S‐X to require  standardized,  enhanced  disclosures,  particularly  related  to  derivatives,  in  investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings and does not expect any impact to the Fund’s net assets or results of operations.

NOTE J–SUBSEQUENT EVENTS

In accordance with U.S. GAAP, management has evaluated subsequent events through the date on which these financial statements were issued and reports the following:  William A. Oates, Jr. no longer serves as the President and a portfolio manager of the Fund or as a Trustee on the Fund’s Board as a result of his death on February 14, 2017.  On February 16, 2017, the Fund’s Board appointed Nancy M. Mulligan as the Fund’s President and a Trustee on, and the chairman of, the Board.  Also on February 16, 2017, the Fund’s Board, including all the Trustees who are not “interested persons” (within the meaning of the Investment Company Act of 1940) of the Fund, approved  a  new  investment  advisory  agreement  with  Northeast  Management  &  Research Company, Inc. (the “Adviser”).  The terms of the new investment advisory agreement are the same as the terms of the Fund’s previous investment advisory agreement with the Adviser (including the same rate at which the investment advisory fee is calculated), except that the new investment advisory agreement is dated February 16, 2017 and will terminate on July 14, 2017.  The previously investment advisory agreement terminated by its terms in accordance with the requirements of the Investment Company Act of 1940 upon the death of Mr. Oates, who was a controlling person of the Adviser.

22	www.northeastinvestorsgrowthfund.com

Northeast Investors Growth Fund	Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Northeast Investors Growth Fund

We have audited the accompanying statement of assets and liabilities of Northeast Investors Growth Fund (a Massachusetts trust) (the “Fund”), including the schedule of investments, as of December  31,  2016,  and  the  related  statement  of  operations  for  the  year  then  ended,  the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain  reasonable  assurance  about  whether  the  financial  statements  are  free  of  material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northeast Investors Growth Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

New York, New York
February 24, 2017

Annual Report | December 31, 2016	23

Northeast Investors Growth Fund	Additional Information

December 31, 2016 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 1‐855‐755‐6344, on the Fund’s website at www.northeastinvestorsgrowthfund.com or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30th is available without charge upon request by calling toll‐free 1‐855‐755‐6344, or on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N‐Q. The filings are available upon request by calling 1‐855‐755‐6344. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s  Form  N‐Q  may  also  be  reviewed  and  copied  at  the  SEC’s  Public  Reference  Room  in Washington,  D.C.,  and  information  on  the  operation  of  the  Public  Reference  Room  may  be obtained by calling 1‐800‐SEC‐0330.

3.  TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

Fund	Dividends Received Deduction	Qualified Dividend Income
Northeast Investors Growth Fund	100%	100%

The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Northeast Investors Growth Fund designated $2,782,423 as long‐term capital gain dividends.

24	www.northeastinvestorsgrowthfund.com

Northeast Investors Growth Fund	Trustees & Officers

December 31, 2016 (Unaudited)

The  Trustees  of  the  Fund  are  Nancy  M.  Mulligan,  John  C.  Emery,  Michael  Baldwin,  and  F. Washington  Jarvis.  Under  Massachusetts  law,  the  Trustees  are  generally  responsible  for overseeing  the  operation  and  management  of  the  Fund.  The  table  below  provides  certain information about the Fund’s Trustees and Officers. The mailing address for the Trustees and Officers of the Fund is 100 High Street, Suite 1000, Boston, MA 02110‐2301.

Name/Age/Service*	Position	Principal Occupation(s) and Other Directorships During the Past Five Years
Interested Trustees*** and Fund Officers
Nancy M. Mulligan**† Age: 49 Years of Service: 0	Trustee and President	Trustee and President of Northeast Investors Growth Fund; President and Director of Northeast Investment Management, Inc.; President and Director of Northeast Management & Research Co., Inc.
Robert B. Minturn Age: 77 Years of Service: 36	Clerk; Vice President; Chief Legal Officer	Officer of Northeast Investors Growth Fund; Officer of Northeast Investors Trust (until December 2014), Director and Officer of Northeast Investment Management, Inc. (until June 2015)
John F. Francini, Jr Age: 48 Years of Service: 9	Chief Financial Officer	Officer of Northeast Investors Growth Fund; Director and Officer of Northeast Investment Management, Inc. and Northeast Management & Research Co., Inc.
Richard G. Manoogian Age: 53 Years of Service: 5	Chief Compliance Officer
Chief Compliance Officer of Northeast Investors Growth Fund; Director and Chief Compliance Officer of Northeast Investment Management, Inc.; Chief Compliance Officer of Northeast Management & Research Co., Inc.

Robert M. Kane Age: 41 Years of Service: 16	Vice President	Officer of Northeast Investors Growth Fund (Chief Compliance Officer until Feb 2012); Officer of Northeast Investment Management, Inc.

*	The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.
**	Ms. Mulligan is an interested Trustee because of her affiliation with the Fund’s investment adviser.
***	None of the Trustees are directors or Trustees of any other affiliated or unaffiliated registered investment companies nor do they hold directorships in other public companies.
†	Ms. Mulligan was appointed as a Trustee and President on February 16, 2017. Please see the paragraph captioned “Subsequent Events” in Note J of these Financial Statements.

Independent Trustees***
Michael Baldwin Age: 76 Years of Service: 17	Trustee	Partner, Baldwin Brothers, Registered Investment Advisor
John C. Emery Age: 86 Years of Service: 36	Trustee	Counsel, Law Firm of Sullivan & Worcester LLP; President of Boston Investment Company
F. Washington Jarvis Age: 77 Years of Service: 13	Trustee	Director, ELM Program, Yale Divinity School; Headmaster Emeritus, Roxbury Latin School

***	None of the Trustees are directors or Trustees of any other affiliated or unaffiliated registered investment companies nor do they hold directorships in other public companies.

Annual Report | December 31, 2016	25

TRUSTEES
Nancy M. Mulligan
Michael Baldwin
John C. Emery
F. Washington Jarvis

OFFICERS
Nancy M. Mulligan, President
Robert B. Minturn, Vice President, Clerk & Chief Legal Officer
John F. Francini, Jr., Vice President & Chief Financial Officer
Richard G. Manoogian, Vice President & Chief Compliance Officer
Robert M. Kane, Vice President

INVESTMENT ADVISOR
Northeast Management & Research Company, Inc.
100 High Street
Boston, Massachusetts 02110

CUSTODIAN
Union Bank
350 California Street, 6th Floor
San Francisco, CA 94104

LEGAL COUNSEL
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway Suite 1100
Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
757 Third Avenue
New York, NY 10017

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.  Past performance is not predictive of future results.  You may lose money by investing in the Fund.  The information in this letter should not be construed as a recommendation to purchase or sell a particular security, and there is no assurance the securities described remain part of the Fund’s portfolio today.

Shares of the Fund are sold to investors at net asset value by

Northeast Investors Growth Fund
100 High Street
Boston, Massachusetts 02110
855-755-NEIG (6344)
www.northeastinvestorsgrowthfund.com

Must be preceded or accompanied by a prospectus.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an Exhibit to registrant's Report on this Form N-CSR for its fiscal year ended December 31, 2016. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant's Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. The registrant's trustee who is considered to be an “interested person” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, does possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Fund.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees. The aggregate fees billed for the registrant's fiscal years ended December 31, 2016 and December 31, 2015 for professional services rendered by the registrant's principal accountant for audit of its annual financial statements or services that are normally provided by such accountant in connection with statutory and regulatory filings were $45,000, and $40,000 respectively.

(b)          Audit-Related Fees. The aggregate fees billed for the registrant's fiscal year ended December 31, 2016 and December 31, 2015 for assurance and related services by the registrant's principal accountant reasonably related to the performance of audit of the registrant's financial statements and not reported under Paragraph (a) of this Item were $0 and 0 respectively. Such services consisted of a report of the Fund's transfer agent internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Fund's anti-money laundering controls and policies.

(c)          Tax Fees. The aggregate fees billed in the registrant's fiscal years ended December 31, 2016 and December 31, 2015 for professional services rendered by the registrant's principal accountant for tax matters were $4,650 and $4,000 respectively. Such services consisted of the preparation of the registrant's federal income and excise tax returns.

(d)          All Other Fees. During the fiscal years ended December 31, 2016 and 2015 the aggregate fees billed for other services rendered by the registrant's principal accountant were $0 and $0.

(e)          It is the registrant's policy that all audit and non-audit services provided by the registrant's principal accountant be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a) - (d) of this item were so approved.

(f)           The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0% ).

(g)          No non-audit services were provided by the registrant's principal accountant to the registrant's investment adviser. There is no entity affiliated with registrant's investment adviser that provides ongoing services to the registrant.

 (h)         Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Manager of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made with respect to procedures by which shareholders may recommend nominees for trustee during the covered period.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
No changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto Exhibits 99.302(i) CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northeast Investors Growth Fund

By:	/s/ Nancy M. Mulligan
Nancy M. Mulligan
President
(principal executive officer)

Date:	March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nancy M. Mulligan
Nancy M. Mulligan
President
(principal executive officer)

Date:	March 1, 2017

By:	/s/ John F. Francini, Jr.
John F. Francini, Jr.
Chief Financial Officer
(principal financial officer)

Date:	March 1, 2017